Exhibit 99.1

News Release
SCM MICROSYSTEMS AND BLUEHILL ID AGREE TO
COMBINE IN AN ALL SHARE TRANSACTION
COMBINATION AIMS TO CREATE A NEW LEADER IN ACCESS CONTROL,
IDENTITY MANAGEMENT AND RFID TECHNOLOGIES
SANTA ANA, California, ISMANING, Germany and ST. GALLEN, Switzerland, September 21, 2009 — SCM Microsystems, Inc. (NASDAQ: SCMM; Prime Standard: SMY) and Bluehill ID AG (FSE: BUQ) today announced they have entered into an agreement to combine their respective companies, subject to certain regulatory and shareholder approvals. Under the agreement, SCM will make an offer to the Bluehill ID shareholders to acquire all shares of Bluehill ID. Shareholders of Bluehill ID who accept and tender their shares in the offer are expected to receive 0.52 shares of SCM’s common stock for every one share of Bluehill ID. If all of the Bluehill shareholders accept the offer and SCM acquires 100% of the outstanding Bluehill ID shares, approximately 60% of the outstanding shares of the combined company would be held by the current SCM stockholders and approximately 40% of the outstanding shares of the combined company would be held by the current Bluehill ID shareholders. Both companies are focused on access control, identity management and RFID technologies and markets. SCM currently operates under the SCM and Hirsch brands while Bluehill ID currently operates under the Multicard, TagStar, Arygon, Syscan and ACiG brands, all covering the RFID and smart card value chains.
SCM Microsystems is a global leader in security and identity solutions for secure access, secure identity and secure exchange. Together with its Hirsch Electronics subsidiary, SCM offers one of the world’s broadest range of contact, contactless and mobile smart card reader technology, digital identity and transaction platforms, as well as systems that integrate physical and logical access control. SCM’s 225 employees are based at its global headquarters in Ismaning, Germany, its U.S. headquarters in Santa Ana, California, its dedicated research and development facility in Chennai, India and at regional sales offices in Washington DC, Tokyo, Hong Kong and Milan.
Bluehill ID is focused on building the world’s leading group in identification (ID) technology offering leading edge products and services across the Identification / RFID value chain. Founded in 2007, the company is comprised of five operational units — Multicard, TagStar, Arygon, ACiG and Syscan ID with 97 employees based in Europe, North & South America, India and Australia.
“Following on the heels of our recently completed merger with Hirsch Electronics, the combination with Bluehill ID further advances our strategy of expanding our position in contactless markets and technology,” said Felix Marx, chief executive officer of SCM Microsystems. “It offers us entry into the important RFID transponder technology market, strengthens our e-passport and national ID business, and helps us expand into important growth verticals. Bluehill ID’s broad geographic reach complements ours very nicely; our combined business will be more diversified and balanced globally.” Marx added, “In a highly fragmented, technology driven growth industry, Bluehill ID’s technology, market reach and brands coupled with the strength of our combined management team and industry vision will immensely accelerate our strategic plans.”
Larry Midland, executive vice president of SCM Microsystems and president of Hirsch Electronics added, “We brought Hirsch and SCM together to accelerate growth into new markets in ID convergence, and to get better access to solutions and resources. We know the Bluehill ID team very well and Ayman Ashour was previously a member of the Hirsch Electronics board of directors. The pace of growth and development of Bluehill ID has been very notable and their tremendous strength in a disciplined and methodical ‘buy, build and grow’ strategy has clearly delivered very impressive results. I am particularly happy to see the potential synergies between all our companies and feel that this is a winning combination for all stakeholders.”
“Ayman S. Ashour, chief executive officer of Bluehill ID commented “The combination of SCM and Hirsch made tremendous industrial sense, SCM is now the first company in the world able to offer truly converged physical and logical access control and ID management solutions. We see this as bringing unique and significant value to our own strategy. When Bluehill ID was formed we had the clear vision of wanting to be the signature company in secure RFID and identity management. Together with SCM, we now will be able to come much closer to achieving that vision, with an industry leading platform, strong businesses and a tight, coherent team.”
In accordance with the terms of the combination agreement and following the completion of the business combination, a new corporate identity will be developed for the combined company that will better represent its core activities in security and identification technology. At the same time, the individual operating businesses of the new combined company are expected to continue using their existing brands, which include SCM, Hirsch, Multicard, Tagstar and Arygon. The combined company will be led by Felix Marx as CEO and Ayman S. Ashour as executive chairman of the board. In addition to Ashour, Bluehill ID will nominate two members to the SCM board.

The agreement to combine has been approved by the boards of directors of both companies. The combination and other transactions contemplated by the agreement are subject to the satisfaction of several conditions, including the filing with the Securities and Exchange Commission (“SEC”) of a Registration Statement on Form S-4 by SCM, the declaration of the Registration Statement’s effectiveness by the SEC, the filing of a prospectus which satisfies the requirements of the German Securities Prospectus Act with the German Federal Financial Supervisory Authority (BaFin), the approval of such prospectus by the BaFin, the approval by the SCM stockholders of the issuance of the shares in connection with the offer, the approval for the listing of the shares on NASDAQ, and that at least 75% of the outstanding Bluehill ID shares are tendered and acquired by SCM in accordance with the terms of the offer. The transaction is currently expected to close in the next 180 days.
Additional Information about this Transaction
This communication is being made in respect of the proposed business combination involving SCM and Bluehill ID. In connection with the proposed transaction, SCM plans to file with the SEC a Registration Statement on Form S-4 that SCM intends to file with the SEC that will include a proxy statement relating to a special meeting of its stockholders to approve the issuance of the shares to shareholders of Bluehill who accept the offer, as well as other documents regarding the proposed transaction. SCM will mail the definitive proxy statement to its stockholders. SECURITY HOLDERS OF SCM ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
In addition to the documents described above, SCM files annual, quarterly and current reports, proxy statements and other information with the SEC. Security holders will be able to obtain free copies of the Registration Statement and the proxy statement (when available) and other documents filed by SCM with the SEC at the SEC’s website at www.sec.gov or at SCM’s website at www.scmmicro.com.
THIS COMMUNICATION IS FOR INFORMATION PURPOSES ONLY AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

Participants in the Solicitation
SCM and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from SCM stockholders in respect of the proposed transaction. A description of direct and indirect interests, by security holdings or otherwise, of the directors and executive officers of SCM is set forth in SCM’s proxy statement for its 2009 annual meeting, which was filed with the SEC on September 10, 2009. Additional information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in connection with the proposed combination and a description of their interests will be contained in the definitive proxy statement relating to the SCM special meeting of its stockholders to approve the issuance of the shares to shareholders of Bluehill ID who accept the offer and in other relevant materials to be filed with the SEC. Copies of these documents maybe obtained free of charge from the SEC’s website at www.sec.gov or from SCM’s website at www.scmmicro.com when they become available.
About SCM Microsystems
SCM Microsystems (NASDAQ: SCMM; Prime Standard: SMY) is a global leader in security and identity solutions for secure access, secure identity and secure exchange. Together with its Hirsch Electronics subsidiary, SCM provides complete, integrated solutions that secure digital assets, electronic transactions and facilities. The company offers the world’s broadest range of contact, contactless and mobile smart card reader technology; physical and logical access control systems; digital identity transaction platforms; biometrics; and digital video. SCM’s solutions enable a wide variety of applications including enterprise security, identity management, contactless payment, e-health and electronic government services. Websites: www.scmmicro.com and www.HirschElectronics.com.
About Bluehill ID
Bluehill ID AG (www.bluehill-id.com) is an international operating company with headquarters in Switzerland and listed on the Frankfurt Stock Exchange (ISIN CH0031958629; Symbol BUQ). Bluehill ID is dedicated to the responsible use and development of RFID and other automatic identification technologies. These technologies are used in the fields of security, identification, tracking and further growing applications. The business model of the company is based on combining disciplined acquisitive growth with sustainable organic growth from its Group of companies.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as

amended. These include, without limitation, our statements contained above regarding the combination agreement, potential benefits and synergies of the combination for both companies, expected expansion of sales into new geographic markets and diversification and growth of customer base, the anticipated closing date of the transaction and any statements about the benefits of the business combination transaction, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts. These statements involve risks and uncertainties that could cause actual results and events to differ materially, including the future business and financial performance of SCM and Bluehill ID; the failure of stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction may make it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; and the possibility that the closing of the transaction may be delayed, or that the transaction may not close. For a discussion of further risks and uncertainties related to SCM’s business, please refer to our public company reports and the Risk Factors enumerated therein, including our Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent reports, filed with the SEC. SCM undertakes no duty to update any forward-looking statement to reflect any change in SCM’s expectations or any change in events, conditions or circumstances on which any such statements are based.
Note: The SCM logo is a trademark of SCM Microsystems, Inc and the Bluehill ID logo is a trademark of Bluehill ID or its affiliates in the United States and certain other countries. Additional company and product names may be trademarks or registered trademarks of the individual companies and are respectfully acknowledged.
Contacts:
Annika Oelsner, SCM Microsystems, +49 (89) 9595-5220, aoelsner@scmmicro.de
Darby Dye, SCM Microsystems, +1 949-553-4251, ddye@scmmicro.com
Fabien Nestmann, Bluehill ID, +41 44 783 8043, fbn@bluehill-id.com